UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 22, 2006
Playlogic Entertainment, Inc.
(Exact name of registrant as specified in its charter)
0-49649
(Commission File Number)

Delaware	23-3083371
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)
Concertgebouwplein 13, 1071 LL Amsterdam, The Netherlands
(Address of principal executive offices, with zip code)
31-20-676-0304
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant
On August 16, 2006, Playlogic Entertainment, Inc. (the “Company”) appointed Rothstein, Kass & Company, P. C. (“Rothstein Kass”) as the Company’s new independent registered public accounting firm to audit the Company’s 2006 financial statements. Concurrently with the appointment of the new independent accountant, S. W. Hatfield CPA (“SWHCPA”) ceased to be the Company’s independent accountant. These decisions were approved by the Board of Directors of the Company.
The audit reports issued by SWHCPA on the Company’s financial statements for the two most recent fiscal years (ended December 31, 2005 and 2004) did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for a going concern opinion expressing substantial doubt about the ability of the Company to continue as a going concern.
During the Company’s two most recent fiscal years and from January 1, 2006 to the date of this report, there were no disagreements with SWHCPA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, except that SWHCPA’s opinion expressing substantial doubt with respect to the Company’s ability to continue as a going concern. Furthermore, there were no reportable events, as described in Item 304(a)(1)(iv)(B) of Regulation S-B, during the Company’s two most recent fiscal years and from January 1, 2006 to the date of this report.
SWHCPA has furnished a letter addressed to the Securities and Exchange Commission stating whether or not it agreed with the above statements. A copy of such letter, dated August 22, 2006, is attached as Exhibit 16.1 to this report.
During the Company’s two most recent fiscal years and from January 1, 2006 to the date of this report, the Company had not consulted with Rothstein Kass regarding either (i) the application of accounting principles to a specified transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company’s financial statements, and either written or oral advice was provided to the Company that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or event required to be reported under Item 304(a)((iv) of the Regulation S-B and the related instructions thereto.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit
Number	Description
16.1	Letter from SWHCPA dated August 22, 2006 addressed to the Securities and Exchange Commission

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAYLOGIC ENTERTAINMENT, INC.

Date: August 22, 2006	By:	/s/ WILLEM M. SMIT
Name: Willem M. Smit Title: President and Chief Executive Officer